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                                                                    EXHIBIT 99.7

                  5600 MOWRY SCHOOL RD. CORP (FIRESIDE THRIFT)
11/13/97                        PROFIT AND LOSS
                         JANUARY THROUGH OCTOBER 1997

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
                                                          OCT '97               TOTAL            SEPT. '97
                                                       -------------        -------------      -------------
Ordinary Income/Expense
  Income
    44-1050 - Rental Income                              85,027.72            822,351.47
    44-1051 - Rental Inc. Fireside Sub-lease              8,242.00             82,420.00
    44-1200 - HVAC Income                                   820.00              8,200.00
    44-1250 - Late Charge Income                            182.28              1,781.68
    44-1300 - Other Income                                1,018.99             17,492.06
    44-1400 - Tenant Imp. Income                              0.00              1,925.30
                                                         ---------            ----------          ----------
  Total Income                                           95,290.99            934,170.51          838,879.52

  Expense
    44-3095 - Legal Fees                                  4,482.50              4,482.50
    44-3035 - Dues & Subscriptions                            0.00                 79.00
    44-3185 - Telephone                                       0.00                513.30
    44-3000 - Advertising/Signs                             618.70                640.35
    44-3005 - Bank Service Charge                             0.00                102.88
    44-3010 - Commissions                                     0.00              2,380.25
    44-3020 - Consultant/Professional Fees                    0.00              2,400.00
    44-3030 - Depreciation                                    0.00            131,116.16
    44-3040 - Garbage                                     1,315.88              7,225.00
    44-3050 - Gas & Electricity                             734.97             96,419.26
    44-3060 - Insurance - Liability                           0.00             15,835.18
    44-3070 - Interest Exp/Finance Charges                    0.00              6,186.54
    44-3080 - Janitorial                                  2,795.06             31,450.60
    44-3090 - Janitorial Supplies                         2,120.49             12,860.00
    44-3100 - Licenses & Permits                              0.00                722.00
    44-3110 - Loan Fees                                       0.00              3,640.00
    44-3120 - Maintenance & Repairs
       44-3132 - Carpet Cleaning                              0.00              1,750.00
       44-3121 - Electrical                                   0.00                741.01
       44-3122 - Elevator/Phone                             764.31              5,651.89
       44-3123 - HVAC                                     2,717.00              8,276.86
       44-3124 - Landscaping/Interior                         0.00                384.83
       44-3125 - Landscaping/Exterior                       620.00              5,622.40
       44-3126 - Lighting/Interior                          247.68              6,642.67
       44-3127 - Plumbing                                    67.50                567.34
       44-3128 - Structural                                   0.00                500.00
       44-3129 - Miscellaneous                              450.50                781.28
       44-3130 - Parking Lot                                  0.00              1,634.00
                                                         ---------            ----------
    Total 44-3120 - Maintenance & Repairs                 4,866.99             32,552.28

    44-3140 - Miscellaneous Expense                          61.49                262.32
    44-3150 - Pest Control                                    0.00                567.00
    44-3160 - Property Taxes                                  0.00            104,356.67
    44-3170 - Salaries & Wages - M&R                          0.00              1,941.53
    44-3180 - Security/Fire Alarm/Phone                     265.61              1,361.38
    44-3190 - Water                                       1,051.10              3,413.10
    69-0000 - Uncategorized Expenses                          0.00                  0.00
                                                         ---------            ----------
  Total Expense                                          18,312.79            460,507.30          442,194.51
                                                         ---------            ----------          ----------
Net Ordinary Income                                      76,978.20            473,663.21          396,685.01

Other Income/Expense
  Other Income
    94-2000 - Interest Expense                              464.02              4,380.61
                                                         ---------            ----------
  Total Other Income                                        464.02              4,380.61

  Other Expense
    93-1000 - Interest Expense-Properties
       93-1001 - Banc One                                33,471.31            335,525.76
       93-1000 - Interest Expense-Properties - ...            0.00              4,550.57
                                                         ---------            ----------
    Total 93-1000 - Interest Expense-Properties          33,471.31            340,076.33
                                                         ---------            ----------
  Total Other Expense                                    33,471.31            340,076.33
                                                         ---------            ----------
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